United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM N-23C-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3

1. Investment Company Act File Number:

Date of Notification:

    811-21662

February 26, 2008

2. Exact name of investment company as specified in registration statement:

     CAPSTONE CHURCH BOND FUND

3. Address of principal executive office:

    5847 SAN FELIPE,  SUITE 4100, HOUSTON, TEXAS  77057

4. Check one of the following:

A. [X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B. [   ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C. [   ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By: /s/ Edward L. Jaroski_______

       President

CAPSTONE CHURCH BOND FUND

5847 San Felipe, Suite 4100

Houston, Texas  77057

February 26, 2008

Dear Capstone Church Bond Fund Shareholder:

We are writing to notify you of the Fund’s quarterly repurchase offer.  If you are not interested in selling shares at this time, please disregard this notice; no action is necessary on your part.

The Fund is offering to repurchase 5% of its outstanding shares at their net asset value.  Noted here are the important dates related to the repurchase offer.  The repurchase offer period will begin on Monday March 3, 2008 and will end on Monday, March 31, 2008.  During this time, you may tender your shares to the Fund by submitting a repurchase request.  If you wish to have shares repurchased, simply complete the enclosed form and submit  your repurchase request to your financial advisor on or before 4:00 p.m., Eastern Time, on March 31, 2008 so that your advisor has sufficient time to forward your request to the Fund.

If you did not acquire your shares through a financial advisor please direct all correspondence concerning the repurchase offer to the Fund’s Transfer Agent, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4031. You have until 4:00 p.m. Eastern Time on March 31, 2008 to forward, withdraw or modify your repurchase request.

We are pleased to inform you that, pursuant to vote of the Fund’s Board of Trustees, share repurchases are no longer subject to a repurchase fee.

The Fund expects that it will repurchase shares at their net asset value as of  April 7, 2008 (although, as indicated in the Repurchase Offer Terms, a later date is possible).  For your reference, on February 21, 2008, the Fund’s share price at net asset value was $__23.91_ per share.  Please note that the Fund’s net asset value fluctuates daily in response to market conditions, and the net asset value on the Repurchase Pricing Date may differ from the price noted above.  Please call the Fund’s Distributor to obtain the latest share price at 1-800-262-6631 extension 6732.

Each quarter the Fund intends to repurchase 5% of its outstanding shares at their net asset value, although the Trustees may approve a larger percentage if recommended by the Fund’s investment adviser.  If the total number of shares tendered for repurchase exceeds this amount, the Fund will repurchase the tendered shares pro rata, subject to some exceptions as described in the Repurchase Offer Terms.  If fewer shares than you requested are repurchased, it will be indicated on the confirmation statement you receive with your proceeds.  Shares that are not repurchased will not automatically be submitted in the next quarterly repurchase offer.  If you still wish to have them repurchased, you must tender them again.  Enclosed is additional information on the repurchase process of the Fund.

We will contact you again next quarter to remind you of the next quarterly repurchase offer.  If you have any questions, please call your financial advisor or the Fund’s Distributor at 1-800-262-6631 extension 6732.  Thank you again for your participation in the Capstone Church Bond Fund.

Sincerely,

Edward L. Jaroski

President

REPURCHASE OFFER TERMS
CAPSTONE CHURCH BOND FUND

These Repurchase Offer Terms (“Terms”) provide supplemental information to the letter that accompanies these Terms (the “Repurchase Notification Letter”).

1. The Repurchase Offer. Capstone Church Bond Fund (the “Fund”) is offering to repurchase for cash up to 5% (the "Repurchase Offer Amount") of its issued and outstanding shares at a price equal to the net asset value per share  as of the close of business on the New York Stock Exchange on the Repurchase Pricing Date (defined below).  The offer and acceptance of tender of shares of the Fund are made upon the terms and conditions set forth herein (including in the accompanying Repurchase Notification Letter, these Repurchase Offer Terms and the Repurchase Request Form) and in accordance with the Fund's currently effective prospectus and statement of additional information, as supplemented to date, all of which together constitute the “Repurchase Offer.” The Repurchase Offer is not conditioned upon the tender for repurchase of any minimum number of shares.

2. Repurchase Request Deadline. All tenders of shares for repurchase must be received in proper form by your  financial advisor or the Fund on or before 4:00 p.m. Eastern time  on March 31, 2008 (the “Repurchase Request Deadline”).  A Repurchase Request Form is attached to these terms.  If you transmit your repurchase request through your financial advisor, you should inform your financial advisor by the Repurchase Request Deadline.  Your financial advisor will then be responsible for transmitting the request by the cutoff time specified by the Fund. Your financial advisor may charge a fee to transmit your repurchase request.  If you fail to submit your repurchase request in good order to the Fund or to your financial advisor by the Repurchase Request Deadline, or your financial advisor fails to submit your request to the Fund by the cutoff time specified by the Fund, the Fund will not accept your tender of shares and you will have to wait until a subsequent repurchase offer to submit a new repurchase request.

3. Repurchase Pricing Date.  The repurchase price will be the Fund's NAV determined on the Repurchase Pricing Date, which must be a date not more than 14 calendar days following the Repurchase Request Deadline, or on the next business day if the fourteenth day is not a business day.  Under normal circumstances, it is expected that the Repurchase Pricing Date will be the 5th business day after the Repurchase Request Deadline, and that the repurchase price will be the Fund's NAV determined after the close of business on the Repurchase Pricing Date if, on or immediately following the Repurchase Request Deadline, it appears that the use of such NAV is not likely to result in significant dilution of the net asset value of either shares that are tendered for repurchase or shares that are not tendered.  The repurchase price as determined on  the Repurchase Pricing Date,  may be higher or lower than the Fund’s per share net asset value on the Repurchase Request Deadline.

4. Payment for Shares Repurchased.  Payment for all shares repurchased by the Fund pursuant to this Repurchase Offer will be made not later than 7 days after the Repurchase Pricing Date. Under normal circumstances, payment for shares tendered will be made on the first business day following the Repurchase Pricing Date. If the tendered shares have been purchased by the shareholder immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled.

5. Net Asset Value. The net asset value of the Fund on February 21, 2008 was $ _23.91__ per share.  You must decide whether to tender shares prior to the Repurchase Request Deadline, but the net asset value at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date. The net asset value of the shares may fluctuate between the date of your repurchase request or the Repurchase Request Deadline and the Repurchase Pricing Date. There can be no assurance that the net asset value of the shares on the Repurchase Pricing Date will be as high as the net asset value of the shares on the date of your repurchase request or the Repurchase Request Deadline. The Fund's shares are not traded on any organized market or exchange.

7. Increase in Number of Shares Repurchased; Pro Rata Repurchases. If shareholders tender more shares for repurchase than the Repurchase Offer Amount, the Fund may (but is not obligated to) repurchase an additional two percent (2%) of the Fund’s outstanding shares above the Repurchase Offer Amount. If the Fund determines not to repurchase the additional 2%, or if shareholders tender shares in excess of the Repurchase Offer Amount plus the 2%, the Fund will repurchase shares tendered on a pro rata basis. The Fund may, however, in its discretion alter this pro rata allocation in two situations:  (a) the Fund may accept all shares tendered by shareholders who own less than 100 shares and who tender all their shares, before prorating the shares tendered by other shareholders, or (b) the Fund may accept by lot shares tendered by shareholders who tender all shares held by them and who, when tendering, elect to have either all or at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not so elect. There can be no assurance that the Fund will be able to repurchase all shares that you have tendered, even if you tender all shares held in your account. In the event of an oversubscribed Repurchase Offer, you may be unable to sell some or all of your investment. You would have to wait until a subsequent Repurchase Offer to tender shares that the Fund is unable to repurchase, and you would be subject to the risk of net asset value fluctuations during that time period.  Shares that are tendered but not repurchased in a particular repurchase offer must be specifically re-tendered in a later offer.  The Fund will not assume such shares are being re-tendered in a later Repurchase Offer unless the Fund receives a new Repurchase Request Form tendering these shares in such later Repurchase Offer.

8. Withdrawal of Tender of Shares to be Repurchased. You may withdraw or modify your request for repurchase of shares at any time prior to the Repurchase Request Deadline by submitting written notice to the Fund or your financial advisor.

9. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone the Repurchase Offer in limited circumstances, and only by vote of a majority of the Board of Trustees, including a majority of the independent Trustees. These circumstances are limited and include the following:

(a) if the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

(b) if the shares are listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association and the repurchase of shares would cause the shares to lose that status;

(c) for any period during which the New York Stock Exchange or any other market on which the  securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

(d) for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund's net assets; or

(e) for any other periods that the Securities and Exchange Commission permits by order for the protection of shareholders.

You will be notified if the Fund suspends or postpones the Repurchase Offer. If the Fund renews the Repurchase Offer after a suspension or postponement, you will be sent a new notification.

10. Tax Consequences. You should review the tax information in the Fund's prospectus and statement of additional information and consult your tax adviser regarding the specific tax consequences, including any state and local tax consequences, of participating in the Repurchase Offer. Special tax rules apply to shares repurchased from retirement plan accounts.  It is possible that, under some circumstances, payments for repurchased shares may be taxed to the shareholder as ordinary income rather than as a gain or loss from a taxable sale or exchange.  A repurchase of shares pursuant to the Repurchase Offer will be treated as a taxable sale or exchange of the shares if the tender (i) completely terminates the shareholder’s interest in the Fund, (ii) is treated under the Internal Revenue Code as a distribution that is “substantially disproportionate” with respect to the shareholder or (iii) is treated under the Internal Revenue Code as a distribution that is “not essentially equivalent to a dividend.”  A “substantially disproportionate” distribution generally requires a reduction of at least 20% in the shareholder’s proportionate interest in the Fund after all shares are tendered.  A distribution “not essentially equivalent to a dividend” requires that there be a “meaningful reduction” in the shareholder’s interest, which should be the case if the shareholder has a minimal interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his or her proportionate interest.  The Fund intends to take the position that tendering shareholders will qualify for sale or exchange treatment.  If the transaction is so treated, any recognized gain or loss will be treated as a capital gain or loss by shareholders who hold their shares as a capital asset and as a long-term capital gain or loss if such shares have been held for more than twelve months.  If the transaction is not treated as a sale or exchange for tax purposes, the amount received upon a repurchase of shares will consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund’s earnings and profits for its taxable year and the shareholder’s basis in the shares.  In addition, if any amounts received are treated as a dividend to tendering shareholders, a constructive dividend may be received by non-tendering shareholders whose proportionate interest in the Fund has been increased as a result of the tender.

Each January, you will be sent information on the tax status of any distribution made during the previous calendar year. If the transaction is treated as a sale for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders that hold their shares as a capital asset.

11. Documents in Proper Form. All questions as to validity, form, eligibility (including time of receipt) and acceptance of tenders of shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for any shares if, in the opinion of the Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Repurchase Offer or any defect in any tender of shares whether generally or with respect to any particular shares(s) or shareholders. The Fund's interpretations of the terms and conditions of the Repurchase Offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be cured within such times as the Fund shall determine. Tenders of shares will not be deemed to have been made until the defects or irregularities have been cured or waived.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder whether to tender or refrain from tendering shares. Each shareholder must make an independent decision whether to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this Repurchase Offer. No person has been authorized to give any information or to make any representations in connection with the Repurchase Offer other than those contained herein or in the Fund's prospectus, statement of additional information or account application. If given or made, such recommendation and such information and representations may not be relied upon as having been authorized by the Fund, its investment adviser, distributor or transfer agent.

For per share net asset value and other information, or for a copy of the Fund’s prospectus or statement of additional information, call the Fund’s Distributor at 1-800-262-6631 extension 6732 or your financial advisor.

CAPSTONE CHURCH BOND FUND

REPURCHASE REQUEST FORM

For the Repurchase Offer Deadline March 31, 2008

Detach and complete this Repurchase Request Form only if you are interested in selling Fund shares at this time. This form should be completed and sent to your financial advisor. If you did not acquire your Fund shares through a financial advisor please direct all correspondence concerning the Repurchase Offer to the Fund’s Transfer Agent, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4031.

If you are not interested in selling your Fund shares at this time, please disregard this form. No action is necessary on your part. If you wish to sell your Fund shares in this Repurchase Offer, you must submit your request to the Fund by the quarterly Repurchase Request  Deadline, or your financial advisor must submit your request by the applicable cutoff time. If you have any questions, please contact the Fund’s Distributor at 1-800-262-6631 extension 6732 or your financial advisor.

I/We hereby tender the CAPSTONE CHURCH BOND FUND shares designated below for repurchase at a price equal to their net asset value per share (NAV) on the Repurchase Pricing Date that applies to this quarterly Repurchase Offer.

Please use blue or black ink and print clearly.

Name and address of registered shareholder(s):

Registered Shareholder:

(Please fill in Exactly as listed on your account statement.)

______________________________________________________________________________________

Street Address: _________________________________________________________________________

City, State and Zip Code: _______________________________

Account Number: _____________________________________

Social Security Number or Taxpayer Identification Number: ________________________________

Daytime Telephone Number: ____________________________

Shares to be tendered for repurchase (Please fill in all applicable information.  Please check only one box.)

☐	Partial tender of shares	Please repurchase ______shares from my
account.

☐	Full tender of all shares	Please repurchase all shares from my
account.

☐	Partial tender- dollar amount	Please repurchase enough of my shares so I
will receive $____________

Payment and delivery instructions

Repurchase proceeds will be credited to your brokerage account no later than seven days after the Repurchase Pricing Date.  If you did not acquire your shares through a financial advisor, a check for the proceeds of repurchased shares will be issued to the name of the registered shareholder(s) and mailed to the address of record.

Certification and signature

Under penalties of perjury, I certify that (1) the number set forth above is my correct Social Security Number or Taxpayer Identification Number, and (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

(You must strike out the language in (2) above if you have been notified that you are subject to backup withholding and you have not received a subsequent notice from the Internal Revenue Service that backup withholding has been terminated.)

Signature(s) of owner (s). All owners of joint accounts must sign this form.

Signature of owner: ____________________________________	Month/day/year : _____________________
Signature of joint owner: ________________________________	Month/day/year : _____________________